UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DECEMBER 28, 2007
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30453	91-0809204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1, 8765 Ash Street, Vancouver, British Columbia, Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

(604) 301-9545
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
Item	Description
2.01	Completion of Acquisition or Disposition of Assets.
9.01	Financial Statements and Exhibits.

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01         Completion of Acquisition or Disposition of Assets.

MIV Therapeutics, Inc. (the "Company") confirms the closing, effective on December 28, 2007 (the "Closing"), of the terms and conditions of its previously disclosed (by way of Current Report on Form 8-K dated for reference November 13, 2007) "Share Purchase Agreement" (the "Share Purchase Agreement"), dated for reference as fully executed on November 13, 2007, as entered into among each of the Company, SagaX Inc. ("SagaX"), Shimoco LLC (the "Purchaser") and Dr. Dov Shimon ("Dr Shimon"), pursuant to which the Company has now sold all of the issued and outstanding shares (collectively, the "Purchased Shares") of SagaX to the Purchaser.

SagaX is a body corporate subsisting under and registered pursuant to the laws of the State of Delaware, and SagaX is the sole legal, beneficial and registered owner of all of the presently issued and outstanding common shares and securities in the capital of S.M.T. Research & Development, Ltd. ("SMT"), a body corporate subsisting under and registered pursuant to the laws of Israel. SagaX, through SMT in Israel, is principally engaged in the business of developing a neuro-vascular embolic stent filter medical device, called an Anti Embolic Protection Device. Dr. Shimon, a previous director of the Company, founded and has been serving as the Chief Executive Officer of SagaX since inception and Dr. Shimon is the owner and manager of the Purchaser.

In accordance with the terms and conditions of the Share Purchase Agreement, the total purchase price (the "Purchase Price") having now been provided by the Purchaser to the Company for all of the Purchased Shares at Closing is comprised of the following:

(a)       the repayment by the Purchaser and SagaX to the Company of an aggregate of $4,000,000 in prior loans and associated indebtedness which have been advanced and undertaken by the Company in and to SagaX and SMT since the Company's acquisition of SagaX (collectively, "SagaX's Indebtedness") in the following manner and at the following times:

(i)       an initial $1,000,000 of SagaX's Indebtedness will be due and payable by the Purchaser and SagaX to the order and the direction of the Company within six months of the first private or public equity financing of SagaX which is completed subsequent to the Closing (the "Initial SagaX Financing"); the terms and conditions of any such Initial SagaX Financing being subject to the prior review and approval of the Company; such approval not to be unreasonably withheld;

(ii)      an additional $1,000,000 of SagaX's Indebtedness will be due and payable by the Purchaser and SagaX to the order and the direction of the Company within 18 months of the completion of Initial SagaX Financing;

(iii)     a further $1,000,000 of SagaX's Indebtedness will be due and payable by the Purchaser and SagaX to the order and the direction of the Company within 30 months of the completion of Initial SagaX Financing; and

(iv)      the balance of $1,000,000 of SagaX's Indebtedness will be due and payable by the Purchaser and SagaX to the order and the direction of the Company within 48 months of the completion of Initial SagaX Financing.

In this regard, and until payment in full of SagaX's Indebtedness, SagaX's Indebtedness has now been secured, contemporaneously with the Closing, by way of a senior, subordinated (subordinated only to SagaX's existing banking indebtedness), fixed and floating charge registered over all of the assets of SagaX (the "Security for SagaX's Indebtedness"); and

(b)       the payment by the Purchaser and SagaX to the Company of a royalty fee (the "Royalty Fee") equating to 8% of all sales revenues less any documented rebates, refunds, taxes and delivery costs applicable to any sale, other than from sub-licenses, in respect of gross sales from any product associated or related to SagaX's present intellectual property under any existing patent or patent-pending applications, and of any other benefit, directly or indirectly collected or received, whether for cash or credit or by way of any benefit, advantage, equity, or concession from the manufacturing, distribution, marketing, contracting, joint venturing, leasing, equity participation or any other activity in relation to the said products.

In addition to the Purchase Price consideration, both prior to, in conjunction with and subsequent to the Closing the Purchaser and SagaX also remain responsible for paying the Company a bonus (the "Bonus") equal to 10% of any consideration in any form which is received by the Purchaser and/or SagaX any source and from any transaction, or a series of related transactions, at anytime and which is in anyway associated with a "Change In Control" (as defined hereinbelow) of SagaX at anytime while the Royalty hereinabove remains due and payable by the Purchaser and SagaX to the Company. Change In Control is therein defined to mean a change in ownership or control of the Company effected through any of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by SagaX or by a SagaX-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, SagaX) of beneficial ownership (within the meaning of Rule 13d 3 of the U.S. Securities and Exchange Act) of securities possessing more than 50% of the total combined voting power of SagaX's outstanding securities pursuant to a tender or exchange offer made directly to SagaX's shareholders; (ii) a change in the composition of the Board of Directors of SagaX ("SagaX's Board") over a period of 36 months or less such that a majority of SagaX's Board members ceases, by reason of one or more contested elections for SagaX's Board membership, to be comprised of individuals who are continuing directors; (iii) the sale or exchange by SagaX (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or (iv) the approval by the shareholders of SagaX of a plan to dissolve and liquidate SagaX.

In consideration of the Purchaser's and SagaX's agreement to provide the Purchase Price consideration and any Bonus to the order and direction of the Company, the Company provided to SagaX at Closing the final sum of $95,000 in additional working capital (the "Working Capital"; having previously advanced an aggregate of $115,000 in working capital to SagaX at SMT's request) in order to meet certain of SagaX's previously disclosed and bona fide current liabilities; with any said Working Capital advances to simply form part of the overall SagaX's Indebtedness to the Company.

As previously disclosed, effective on the execution date of the Share Purchase Agreement Dr. Shimon was thereby deemed, without any further act required on his behalf, to have immediately resigned as a director of the Company and to immediately have terminated his existing consulting agreement and arrangement with the Company and, consequent upon such resignation and termination, to have no further claim as against the Company as a previous director of or consultant to the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MIV THERAPEUTICS, INC.
DATE: December 31, 2007.	By: /s/ "Patrick A. McGowan" _________________________________ Name: Patrick A. McGowan Title: Executive Vice President, Secretary, Chief Financial Officer, Principal Accounting Officer and a director

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